EXHIBIT 99.2

October 4, 2021
NOTICE OF REDEMPTION OF CERTAIN
WARRANTS (CUSIP 92538T112)

Dear Warrant Holder,

The Beauty Health Company (the “Company”) hereby gives notice that it is redeeming, at 5:00 p.m. New York City time on November 3, 2021 (the “Redemption Date”), all of the Company’s outstanding warrants (the “Public Warrants”) to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), that were issued under the Warrant Agreement, dated September 29, 2020 (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“CST”), as warrant agent (the “Warrant Agent”), as part of the units sold in the Company’s initial public offering (the “IPO”) for a redemption price of $0.10 per Public Warrant (the “Redemption Price”). Warrants to purchase Common Stock that were issued under the Warrant Agreement in a private placement simultaneously with the IPO (the “Private Warrants”) and still held by the initial holders thereof or their permitted transferees are not subject to this notice of redemption.

Under the terms of the Warrant Agreement, the Company is entitled to redeem all of the outstanding Public Warrants at a redemption price of $0.10 per Public Warrant if (i) the last sales price (the “Reference Value”) of the Common Stock is at least $10.00 per share on each of twenty trading days within any thirty-day trading period ending on the third trading day prior to the date on which a notice of redemption is given and (ii) if the Reference Value is less than $18.00 per share, the Private Warrants are also concurrently called for redemption on the same terms as the outstanding Public Warrants. The Reference Value is greater than $18.00 and, as a result, the Private Warrants are not currently callable for redemption. At the direction of the Company, the Warrant Agent has delivered a notice of redemption to each of the registered holders of the outstanding Public Warrants.

The Public Warrants may be exercised by the holders thereof until 5:00 p.m. New York City time on the Redemption Date to purchase fully paid and non-assessable shares of Common Stock underlying such warrants. Payment upon exercise of the Public Warrants may be made, at the option of the holders thereof, either (i) in cash, at an exercise price of $11.50 per share of Common Stock (the “Cash Exercise Price”) or (ii) on a “cashless basis” in which the exercising holder will receive a number of shares of Common Stock to be determined in accordance with the terms of the Warrant Agreement and based on the Redemption Date and the volume weighted average price (the “Fair Market Value”) of the Common Stock during the 10 trading days immediately following the date on which this notice of redemption is sent to holders of Public Warrants. The Company will provide holders the Fair Market Value no later than one business day after such 10-trading day period ends. In no event will the number of shares of Common Stock issued in connection with an exercise on a cashless basis exceed 0.361 shares of Common Stock per Public Warrant. If any holder of Public Warrants would, after taking into account all of such holder’s Public Warrants exercised at one time, be entitled to receive a fractional interest in a share of Common Stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares.

The Public Warrants and the Common Stock are listed on the Nasdaq Capital Market (the “Nasdaq”) under the symbols “SKINW” and “SKIN,” respectively. On October 1, 2021, the closing price of the Public Warrants was $14.99 and the closing price of the Common Stock was $26.50. At 5:00 p.m. New York City time on the Redemption Date, the Public Warrants will cease trading on the Nasdaq.

TERMS OF REDEMPTION; CESSATION OF RIGHTS

The rights of the Public Warrant holders to exercise their Public Warrants will terminate immediately prior to 5:00 p.m. New York City time on the Redemption Date. At 5:00 p.m. New York City time on the Redemption Date and thereafter, holders of unexercised Public Warrants will have no rights with respect to those warrants, except to receive the Redemption Price or as otherwise described in this notice for holders who hold their Public Warrants in “street name.” We encourage you to consult with your broker, financial advisor and/or tax advisor to consider whether or not to exercise your Public Warrants.
The Company is exercising this right to redeem the Public Warrants pursuant to Section 6.2 of the Warrant Agreement. Pursuant to Section 6.2 of the Warrant Agreement, the Company has the right to redeem all of the outstanding Public Warrants if (i) the Reference Value is at least $10.00 per share on each of twenty trading days within any thirty-day trading period ending on the third trading day prior to the date on which a notice of redemption is given and (ii) if the Reference Value is less than $18.00 per share, the Private Warrants are also concurrently called for redemption on the same terms as the outstanding Public Warrants; provided that, subject to Section 6.5, if the Reference Value equals or exceeds $18.00 per share, the redemption rights provided in Section 6.2 shall not apply to the Private Warrants.
The last sales price of the Common Stock has been at least $18.00 per share on each of 20 trading days within the 30-day trading period ending on September 29, 2021 (which is the third trading day prior to the date of this notice of redemption).

EXERCISE PROCEDURE

Public Warrant holders have until 5:00 p.m. New York City time on the Redemption Date to exercise their Public Warrants to purchase Common Stock. Payment upon exercise of the Public Warrants may be made, at the option of the holders thereof, either (i) in cash, at the Cash Exercise Price or (ii) on a “cashless basis” in which the exercising holder will receive a number of shares of Common Stock to be determined in accordance with the terms of the Warrant Agreement and based on the Redemption Date and the Fair Market Value. The Company will provide holders the Fair Market Value no later than one business day after such 10-trading day period ends. In no event will the Public Warrants be exercisable in connection with this redemption feature for more than 0.361 shares of Common Stock per Public Warrant. If any holder of Public Warrants would, after taking into account all of such holder’s Public Warrants exercised at one time, be entitled to receive a fractional interest in a share of Common Stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares.

Payment of the Cash Exercise Price may be made by wire transfer of immediately available funds. Wire instructions will be provided to the Depository Trust Company and will otherwise be provided upon request.

Those who hold their Public Warrants in “street name” should immediately contact their broker to determine their broker’s procedure for exercising their Public Warrants.

Persons who are holders of record of their Public Warrants may exercise their Public Warrants by sending (1) the warrant certificate representing the Public Warrants being exercised (a “Warrant Certificate”), (2) a fully and properly completed “Election to Purchase” (a form of which is attached hereto as Annex A), duly executed and indicating, among of things, the number of Public Warrants being exercised and whether such Public Warrants are being exercised on a cash or cashless basis, and (3) if exercised for cash, payment in full of the Cash Exercise Price via wire transfer or other method of payment permitted by the Warrant Agreement to the Warrant Agent at:

Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, NY 10004
Attention: Compliance Department

The method of delivery of the Public Warrants is at the option and risk of the holder, but if mail is used, registered mail properly insured is suggested.

The Warrant Certificate, the fully and properly completed Election to Purchase and, if the applicable Warrants are exercised for cash, payment in full of the Cash Exercise Price must be received by Continental Stock Transfer & Trust Company prior to 5:00 p.m. New York City time on the Redemption Date. Subject to the following paragraph, any failure to deliver the Warrant Certificate, a fully and properly completed Election to Purchase or, if the applicable Warrants are exercised for cash, the payment in full of the Cash Exercise Price before such time will result in such holder’s Public Warrants being redeemed and not exercised.

WARRANTS HELD IN STREET NAME

For holders of Public Warrants who hold their Public Warrants in “street name,” broker-dealers shall have two business days from the Redemption Date, or 5:00 p.m. New York City time on November 3, 2021, to deliver the Public Warrants to the Warrant Agent provided that a Notice of Guaranteed Delivery and, in the case of a cash exercise, payment in full of the Cash Exercise Price, is received by the Warrant Agent prior to 5:00 p.m. New York City time on the Redemption Date. Any such Public Warrant received without the Election to Purchase or the Notice of Guaranteed Delivery having been duly executed and fully and properly completed or, in the case of a cash exercise, without the payment in full of the Cash Exercise Price will be deemed to have been delivered for redemption (at $0.10 per Public Warrant), and not for exercise.

PROSPECTUS

A prospectus covering the Common Stock issuable upon the exercise of the Public Warrants is included in a registration statement (Registration No. 333-257995) initially filed with the Securities and Exchange Commission (the “SEC”) on July 16, 2021 and originally declared effective by the SEC on July 26, 2021. The SEC maintains an Internet website that contains a copy of this prospectus. The address of that site is www.sec.gov. Alternatively, you can obtain a copy of the prospectus from our investor relations website at https://beautyhealth.com.

REDEMPTION PROCEDURE
Payment of the Redemption Price will be made by the Company upon presentation and surrender of a Public Warrant for payment after 5:00 p.m. New York City time on the Redemption Date. Those who hold their shares in “street name” should contact their broker to determine their broker’s procedure for redeeming their Public Warrants.

ADDITIONAL INFORMATION
You can receive additional information regarding the exercise or redemption of your Public Warrants by contacting Morrow Sodali LLC (the “Information Agent”), the Company’s information agent for the redemption of the Public Warrants, at:

Morrow Sodali LLC
470 West Avenue
Stamford, CT 06902
Call toll free 1-800-662-5200
Email SKIN.info@investor.morrowsodali.com
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Any questions you may have about redemption and exercising your Public Warrants may be directed to the Warrant Agent or the Information Agent at their respective addresses set forth above.

Sincerely,
The Beauty Health Company
/s/ Liyuan Woo
Liyuan Woo
Chief Financial Officer

Annex A
THE BEAUTY HEALTH COMPANY
ELECTION TO PURCHASE

CHECK ONE BOX BELOW AND COMPLETE THE CORRESPONDING PARAGRAPH

☐    The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive _____________ shares of Class A Common Stock, par value $0.0001 per share (“Common Stock”), of The Beauty Health Company (the “Company”) and herewith tenders payment for such shares of Common Stock to the order of the Company in the amount of $____________ in accordance with the terms hereof. The undersigned requests that a certificate for such shares of Common Stock be registered in the name of __________________________, whose address is ________________________________________ and that such shares of Common Stock be delivered to __________________________ whose address is ________________________________________. If said number of shares of Common Stock is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Common Stock be registered in the name of __________________________, whose address is ________________________________________and that such Warrant Certificate be delivered to ________________________, whose address is ________________________________________.

☐    The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, through the cashless exercise provisions of the Warrant Agreement, to exercise its Warrant (as defined below) pursuant to a Make-Whole Exercise (as defined in the Warrant Agreement) to receive the number of shares of Class A Common Stock, par value $0.0001 per share (“Common Stock”), of The Beauty Health Company (the “Company”), that this Warrant is exercisable for, as determined in accordance with Section 6.2 of the Warrant Agreement. If said number of shares is less than all of the shares of Common Stock purchasable hereunder (after giving effect to the cashless exercise), the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Common Stock be registered in the name of __________________________, whose address is ________________________________________and that such Warrant Certificate be delivered to ________________________, whose address is ________________________________________.

The warrants to purchase shares of Common Stock (each, a “Warrant”) have been called for redemption by the Company pursuant to Section 6.2 of the Warrant Agreement, dated September 29, 2020 (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“CST”), as warrant agent. Pursuant to the terms of the Warrant Agreement, each whole Warrant is exercisable for one fully paid and non-assessable share of Common Stock. Any Warrants that remain unexercised at 5:00 p.m. New York City time on the redemption date will be void and no longer exercisable, and the holders of those Warrants will be entitled to receive only the redemption price of $0.10 per Warrant.

[Signature Page Follows]

Date:	, 2021

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(Signature)

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_______________________________________
_______________________________________
(Address)

_______________________________________
(Tax Identification Number)

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED).